                                                            ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19607 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.



                                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
April 7, 2000